UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2014

WILSON BANK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street Lebanon, Tennessee		37087
(Address of principal executive offices)		(Zip Code)

(615) 444-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 7, 2014, Wilson Bank Holding Company (the “Company”) mailed a letter to its shareholders describing, among other things, the Company’s earnings for the first nine months of 2014. The letter is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The information set out in Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter to shareholders mailed October 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:    /s/ J. Randall Clemons

J. Randall Clemons

President and Chief Executive Officer

Date: October 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to shareholders mailed October 7, 2014.